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                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            W-H ENERGY SERVICES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


            In connection with the quarterly report on Form 10-Q for the period ended September 30, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey L. Tepera, the Chief Financial Officer of W-H Energy Services, Inc. (the "Company"), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Jeffrey L. Tepera
                                    -----------------------------------
                                    Name:    Jeffrey L. Tepera
                                    Date:    November 4, 2004


This certification is furnished solely to comply with the requirements of Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. section 1350, is subject to the knowledge standard contained therein and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.